UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 3, 2014
Cyan, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35904	20-5862569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1383 N. McDowell Blvd., Suite 300, Petaluma, California 94954
(Address of principal executive offices, including ZIP code)
(707) 735-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 3, 2014, the Company issued a press release announcing its intention to offer $50 million aggregate principal amount of Convertible Senior Secured Notes due 2019 and related warrants to purchase shares of the Company’s common stock in a private placement to qualified institutional buyers pursuant to Rule 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press release, dated December 3, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2014	Cyan, Inc.

/s/ Kenneth M. Siegel
Kenneth M. Siegel Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated December 3, 2014.